Applied Finance Core Fund

Investor Class Ticker: AFALX

Institutional Class Ticker: AFAZX

Supplement dated June 16, 2022

to the Prospectus and Summary Prospectus

of the Applied Finance Core Fund

Each Dated August 31, 2021

Important Notice Regarding Change to the Principal Investment Strategies

Applied Finance Advisors, LLC (the “Adviser”) has recommended, and the Fund’s Board of Trustees (the “Board”) has approved, modifications to the principal investment strategies of the Applied Finance Core Fund (the “Fund”) to emphasize the Adviser’s focus on constructing a portfolio of the securities of high-quality issuers with a history of paying dividends. While consistent payment of dividends has been a factor in constructing the Fund’s portfolio, the Adviser has indicated that changing the Fund’s name and its principal investment strategies to emphasize this aspect of the Adviser’s approach to managing the Fund will better convey that concept. Accordingly, effective August 31, 2022, the Fund’s new name will be the “Applied Finance Dividend Fund” (the Fund may also be referred to in the revised disclosure set forth in this Supplement as the “Dividend Fund”). The Board has also approved a modification to the Fund’s principal investment strategies that allows the Adviser to invest the Fund’s assets in foreign securities.

More specifically, the Investor Class and Institutional Class Prospectus for the Applied Finance Family of Funds, dated August 31, 2021, is revised as described below.

Effective August 31, 2022, all references to the Fund’s name in the Fund’s prospectus, summary prospectus and statement of additional information are hereby changed to the “Applied Finance Dividend Fund.”

The Fund is required to provide shareholders with 60 days’ written notice of this change.  As a result of the notice requirement, the changes noted below will take effect on August 31, 2022.

The first paragraph of the Fund’s Principal Investment Strategies of the current prospectus and summary prospectus is amended as follows:

To achieve its investment objective, the Dividend Fund will under normal conditions invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in dividend-paying common and preferred stock of companies. Generally, the companies in which the Dividend Fund will invest will have market capitalizations of $3 billion or more, measured at the time of purchase. The Fund invests primarily in the securities of issuers that the Adviser believes to have attractive valuations, potential for long-term growth, sustainable dividends, and other financial characteristics.

The following paragraph is added to the end of the Fund’s Principal Investment Strategies in the current prospectus and summary:

The Fund may invest on a global basis to take advantage of investment opportunities both within the United States and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depository receipts.

The following paragraph is added to the end of the Fund’s Principal Risks in the current prospectus and summary:

Foreign Securities Risks. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

The section of the prospectus labeled “Additional Information about the Fund’s Investments – Applied Finance Core Fund” beginning on page 25 of the prospectus is hereby deleted in its entirety and replaced with the following:

Applied Finance Dividend Fund

The Dividend Fund will, under normal conditions, invest at least 80% of its net assets (including the amount of borrowing for investment purposes) in dividend-paying common and preferred stock of companies. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the Fund’s shareholders. Generally, the companies in which the Dividend Fund will invest will have market capitalizations of $3 billion or more, measured at the time of purchase.

The Adviser selects large cap dividend paying equity securities that it believes offer superior return potential considering the following factors:

●	A company that has a history of paying dividends;
●	Attractive market price relative to intrinsic value, as determined by the Adviser based on the company’s estimated future potential earnings discounted to their present value;
●	Improving trends in a company’s economic performance; and
●	A company’s effective pursuit of wealth-creating strategies

The Dividend Fund seeks to diversify its investments across a broad spectrum of economic sectors to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the Adviser’s goal is to identify companies that it believes have the potential for superior performance within each sector. The Dividend Fund may, to a limited extent, invest in derivatives such as call options to amplify returns and to manage risk.

Equity securities in which the Dividend Fund or underlying funds may invest include common stocks, as well as securities convertible into common stocks, preferred stocks, and other investment companies (including ETFs) that invest primarily in equity securities.

The Dividend Fund typically sells a portfolio company when the company’s stock price exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater appreciation potential. When the Adviser deems that change will benefit the Dividend Fund, portfolio turnover will not be a limiting factor.

The Dividend Fund may invest on a global basis to take advantage of investment opportunities both within the United States and other countries. The Dividend Fund may buy foreign securities directly in their principal markets or indirectly through the use of depository receipts.

The section of the prospectus labeled “Additional Information about Risk – Additional Risk Applicable to the Core Fund,” is hereby relabeled as “Additional Risk Applicable to the Dividend Fund” and the following new paragraphs are added to end of that section:

Dividend Payment Risk. The Dividend Fund will normally receive income from dividends that are paid by issuers of the Dividend Fund’s investments. The amount of the dividend payments may vary and depends on performance and decisions of the issuer. Poor performance by the issuer or other factors may cause the issuer to lower or eliminate dividend payments to investors, including the Dividend Fund. Additionally, these types of securities may fall out of favor with investors and underperform the broader market. Depending upon market conditions, dividend-paying securities that meet the Dividend Fund’s investment criteria may not be widely available or may be highly concentrated in only a few market sectors.

Depositary Receipts. The Dividend Fund may invest indirectly in securities through sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and other types of depositary receipts (collectively “Depositary Receipts”), to the extent such Depositary Receipts become available. ADRs are typically issued by a U.S. bank or trust company and represent ownership of underlying foreign securities. EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and represent ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. In addition to the risks of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Foreign Securities Risk. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.

This Supplement and the existing Prospectus and Summary Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Summary Prospectus have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Applied Finance Funds toll-free at 1-800-673-0550.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.